                                                                       EXHIBIT 1

                               UBS CAPITAL II LLC

          The names and titles of the members of the board of managers and executive officers of UBS Capital II LLC and their business addresses and principal occupations are set forth below. The business addresses of the each of the following are at UBS Capital II LLC, 299 Park Avenue, New York, New York 10171.


Justin S. Maccarone     President
---------------------------------------------------------------
George Duarte           Partner
---------------------------------------------------------------
Michael Greene          Partner and Member of Board of Managers
---------------------------------------------------------------
Charles Delaney         Partner
---------------------------------------------------------------
Robert C. Dinerstein    VP, Secretary and Member of Board of
                        Managers
---------------------------------------------------------------
James Breckenridge      Principal
---------------------------------------------------------------
Marc Unger              Principal, Chief Financial Officer and
                        Member of Board of Managers
---------------------------------------------------------------
Hyunja Laskin           Principal
---------------------------------------------------------------
Charles W. Moore        Principal
---------------------------------------------------------------
Sandra Costin           Assistant Secretary
---------------------------------------------------------------
Patricia Long           Assistant Secretary
---------------------------------------------------------------

                                                            Page 17 of 30 pages.

                           UBS CAPITAL HOLDINGS LLC

          The names and titles of the members of the board of managers and executive officers of UBS Capital Holdings LLC and their business addresses and principal occupations are set forth below. The business addresses of the each of the following are at UBS Capital Holdings LLC, 299 Park Avenue, New York, New York 10171.


Michael Greene          President and Member of Board of Managers
------------------------------------------------------------------
Robert C. Dinerstein    Managing Director, Secretary and Member
                        of Board of Managers
------------------------------------------------------------------
Marc Unger              Chief Financial Officer, Treasurer and
                        Member of Board of Managers
------------------------------------------------------------------
Sandra Costin           Assistant Secretary
------------------------------------------------------------------
Patricia Long           Assistant Secretary
------------------------------------------------------------------

                                                            Page 18 of 30 pages.

                                     UBS AG

          The names and titles of the members of the Group Executive Board, directors and executive officers of UBS AG and their business addresses and principal occupations are set forth below.

DIRECTORS


Name of Director          Nationality            Address
----------------          -----------            -------
-------------------------------------------------------------------
Mathis Cabiallavetta      Swiss        UBS AG
                                       Bahnhofstrasse 45
                                       8021 Zurich
-------------------------------------------------------------------
Alberto Togni             Swiss        UBS AG
                                       Aeschenplatz 6
                                       4002 Basle
-------------------------------------------------------------------
Alex Krauer               Swiss        Novaris AG
                                       Schwarzwaldallee 215
                                       P.O. Box
                                       4002 Basle
-------------------------------------------------------------------
Markus Kundig             Swiss        P.O. Box 4463
                                       6304 Zug
-------------------------------------------------------------------
Peter Bockli              Swiss        Bockli Thomann & Parmer
                                       St. Jakobs-Strasse 41
                                       P.O. Box 2342
                                       4002 Basle
-------------------------------------------------------------------
Rolf Arthur Meyer         Swiss        Ciba Spezialitatenchemise AG
                                       P.O. Box
                                       4002 Basle
-------------------------------------------------------------------
Hans Peter Ming           Swiss        Sika Finanz AG
                                       Zugerstrasse 50
                                       6341 Baar
-------------------------------------------------------------------
Andreas Peter Reinhart    Swiss        Gebruder Volkart Holding AG
                                       P.O. Box 343
                                       8401 Winterthur
-------------------------------------------------------------------
Georges P. Schorderet     Swiss        SAir Group
                                       8058 Zurich-Airport
-------------------------------------------------------------------

                                                            Page 19 of 30 pages.

Name of Director          Nationality            Address
----------------          -----------            -------
-------------------------------------------------------------------
Manfred Zobl              Swiss        Swiss Life/Rentenanstalz
                                       P.O. Box 8022
                                       Zurich
-------------------------------------------------------------------


     That the names, nationalities and addresses of other responsible persons of the Company are as follows:


Position in the Company/Name    Nationality           Address
----------------------------    -----------           -------
----------------------------------------------------------------------

Chairman of the Board:
----------------------------------------------------------------------
Mathis Cabiallavetta            Swiss        UBS AG
                                             Bahnhofstrasse 45
                                             8021 Zurich
----------------------------------------------------------------------

Vice Chairmen:
----------------------------------------------------------------------
Alberto Togni                   Swiss        UBS AG
                                             Aeschenplatz 6
                                             4002 Basle
----------------------------------------------------------------------
Alex Krauer                     Swiss        Novartis AG
                                             Schwarzwaldallee 215
                                             P.O. Box 4002 Basle
----------------------------------------------------------------------
Markus Kundig                   Swiss        P.O. Box 4463
                                             6304 Zug
----------------------------------------------------------------------

Chief Executive Officer:
----------------------------------------------------------------------
Marcel Ospel                    Swiss        UBS AG
                                             Aeschenplatz 6
                                             4002 Basle
----------------------------------------------------------------------


Members of the Group Executive Board:
----------------------------------------------------------------------

                                                            Page 20 of 30 pages.

Position in the Company/Name    Nationality           Address
----------------------------    -----------           -------
----------------------------------------------------------------------
Johannes De Gier                Dutch        Warburg Dillon Reed
                                             1, Finsbury Avenue
                                             London EC2M 2PP
----------------------------------------------------------------------
Stephan Haeringer               Swiss        UBS AG
                                             Bahnhofstrasse 45
                                             8021 Zurich
----------------------------------------------------------------------
Gary Brinson                    American     Brinson
                                             209 South La Salle Street
                                             Chicago, IL 60604-1295
----------------------------------------------------------------------
Rodolfo Bogni                   Italian      UBS AG
                                             Aeschenplatz 6
                                             4002 Basle
----------------------------------------------------------------------
Felix Fischer                   Swiss        UBS AG
                                             Bahnhofstrasse 45
                                             8021 Zurich
----------------------------------------------------------------------
Peter De Weck                   Swiss        UBS AG
                                             Bahnhofstrasse 45
                                             8021 Zurich
----------------------------------------------------------------------
Peter Wuffli                    Swiss        UBS AG
                                             Aeschenplatz 6
                                             4002 Basle
----------------------------------------------------------------------

Corporate Secretary:
----------------------------------------------------------------------
Gertrud Erismann                Swiss        UBS AG
                                             Bahnhofstrasse 45
                                             8021 Zurich
----------------------------------------------------------------------

Treasurer:
----------------------------------------------------------------------
Peter Wuffli                    Swiss        UBS AG
                                             Aeschenplatz 6
                                             4002 Basle
----------------------------------------------------------------------

                                                            Page 21 of 30 pages.